SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT, dated this 19th day of June, 2006, by and amongst GEORGE NAUFUL ("NAUFUL") and TUBE MEDIA CORP. ("TUBE").

WHEREAS, on March 1, 2004 NAUFUL and TUBE entered into an Employment Agreement ("Employment Agreement") where NAUFUL was to provide services to TUBE; and

WHEREAS, subsequent to the Employment Agreement between NAUFUL and TUBE, TUBE agreed to provide stock to NAUFUL; and

WHEREAS, NAUFUL is currently owed money, expense reimbursement, and stock from TUBE; and

WHEREAS, each party joins in and intends that the settlement become final when this Settlement Agreement is executed by each of them and all the terms are performed.

NOW, THEREFORE, for good and valuable consideration and the covenants set forth herein, the party(ies) hereto agree as follows:

1. TUBE shall pay to NAUFUL the sum of Fifty Thousand and 00/100 Dollars ($50,000.00) in the following manner:
   a. Immediately upon the execution date of this Settlement Agreement, TUBE shall pay the sum of Twenty Five Thousand and 00/100 Dollars ($25,000.00) made payable to NAUFUL's company, MesaBluemoon Recordings.
   b. Four (4) weeks from the execution date of this Settlement Agreement, TUBE shall pay an additional sum of Twenty Five Thousand and 00/100 Dollars ($25,000.00) made payable to NAUFUL's company, MesaBluemoon Recordings.
   c. All payments shall be paid in the form of a cashier's check, money order or other certified funds, made payable to MesaBluemoon Recordings and delivered to NAUFUL at MesaBluemoon Recordings, 4053 San Rafael Avenue, Los Angeles, California, 90065.
2. TUBE shall issue stock of TUBE MEDIA CORP. to NAUFUL as follows:
   a. TUBE will issue Fifty Thousand (50,000) shares to NAUFUL, which shares shall be restricted such that they will not be subject to sale for one year from the issue date (the date of execution of this Settlement Agreement) and must otherwise comply with the requirements of Rule 144 of the Securities Act of 1933. NAUFUL shall not be required to pay for the restricted stock. The only restriction regarding the stock issued to NAUFUL pursuant to this paragraph shall be a restriction from sale for one year from the issue date. NAUFUL shall retain all other rights as a shareholder.
   b. In the event TUBE is sold (stock or assets), or files for bankruptcy or for appointment of a receiver, or changes its capitalization or structure, then any

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new owner, trustee, creditor, etc. shall receive their interest in TUBE subject to NAUFUL's stock ownership. NAUFUL shall be treated and afforded all rights as a shareholder of a Delaware corporation.

c. The 50,000 restricted shares set forth in this Paragraph 2 shall be issued immediately upon the execution of this Settlement Agreement and delivered to NAUFUL at MesaBluemoon Recordings, 4053 San Rafael Avenue, Los Angeles, California, 90065.

d. NAUFUL represents and warrants that he is an "accredited investor" as such term is defined in Regulation D of the Securities and Exchange Act. NAUFUL will execute an accredited investor questionnaire and such other documents as TUBE may reasonably require to comply with any securities law.

3. TUBE shall pay NAUFUL for the reimbursement of outstanding expenses incurred in the year 2004 and 2005 as follows:

a. The amount of outstanding expenses shall be agreed upon between NAUFUL and TUBE's bookkeeper pending good faith inspections of receipts, expense reports, and other accounting information. However, the amount of expense reimbursements should not be less than $4,870.08. As of the date of this Settlement Agreement, NAUFUL has submitted to TUBE all relevant documentation evidencing his expenses spent on behalf of TUBE.

b. The total amount of outstanding expenses due shall be agreed upon and paid to NAUFUL no later than six (6) weeks from the date of this Settlement Agreement.

4. Upon full payment and compliance with Paragraphs (1), (2), (3):

a. TUBE will execute a general release to NAUFUL. A true and correct copy of the general release is attached as Exhibit "A".

b. NAUFUL will execute a general release to TUBE. A true and correct copy of the general release is attached as Exhibit "B".

5. In the event TUBE defaults under any of the terms and conditions set forth in this Settlement Agreement, then all amounts (cash and stock) due and payable under this Settlement Agreement shall immediately become due and payable, and NAUFUL shall retain all rights he had against TUBE prior to the execution of this Settlement Agreement less any consideration already paid. In that event, NAUFUL shall be entitled to retain any monies or stock received by NAUFUL or NAUFUL's company and apply that to the final amount determined to be due and payable by TUBE.

6. Upon execution of this Settlement Agreement, the Employment Agreement will be terminated and the parties will be relieved of their duties arising out of the Employment Agreement.

7. In connection with any litigation or other action arising out of or relating to this Settlement Agreement or its enforcement, the prevailing party shall be entitled to recover from the other party its costs and reasonable attorney's fees, through and including any appeal or post-judgment proceeding

8. Each of the parties hereto acknowledge that they have had the opportunity of seeking independent legal counsel prior to the execution hereof.

9. This Settlement Agreement shall be construed in accordance with the laws of the State of Florida and venue shall be proper in Broward County, Florida.

10. Should any portion of this Settlement Agreement be deemed invalid and/or unenforceable, the remainder of the Settlement Agreement shall remain in full force and effect; however, under no circumstances shall TUBE be relieved of their full payment obligations hereunder.

11. This Settlement Agreement sets forth all promises, covenants, agreements, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, representations, understandings, inducements, conditions, and agreements, express or implied, or written with respect to the subject matter thereof. This Settlement Agreement may only be modified or amended in writing and signed by all of the parties hereto.

12. This Settlement Agreement may be executed in counterparts and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original and all counterparts taken together shall constitute one and the same Agreement, which shall be binding and effective as to all parties. The parties agree that each counterpart may be delivered via facsimile and considered an original counterpart.

13. Any notices hereunder shall be by either registered or certified mail, courier and/or confirmed delivery, and directed as follows:

George Nauful
c/o Daniel J. Abrahamy, Esq.
Greenspoon Marder, P.A.
Trade Centre South, Suite 700
100 W. Cypress Creek Road
Fort Lauderdale, FL 33309

Tube Media Corp.
c/o John Grandinetti
1451 West Cypress Creek Road, Suite 300
Fort Lauderdale, FL 33309

IN WITNESS WHEREOF, we have hereunto set our hands and seal on this 20th day of June, 2006

GEORGE NAUFUL:

By: ______________________
Print Name: George Nauful

STATE OF CALIFORNIA)
) SS:
COUNTY OF Los Angeles)

The foregoing instrument was acknowledged before me this 20th day of June, 2006, by GEORGE NAUFUL, who is personally known to me or has produced CA Driver License as identification.

____
Notary Public State of California
Printed Name of Notary Silvina N. Snow
Commission Expires: 4/30/08
Commission Number: 1486961

[Notarial Seal]

SILVINA N. SNOW
Commission # 1486961
Notary Public - California
Los Angeles County
My Comm. Expires Apr 30, 2008

TUBE MEDIA CORP.:

By: ______________________
Print Name: David C. Levy
Title: CEO

STATE OF FLORIDA)
) SS:
COUNTY OF Palm Beach)

The foregoing instrument was acknowledged before me this 20th day of June, 2006, by David C. Levy, as CEO of TUBE MEDIA CORP. He/She is personally known to me or has produced ______________________ as identification.

____
Notary Public State of Florida
Printed Name of Notary ______________________
Commission Expires: ______________________
Commission Number: ______________________

[Notarial Seal]

BRUCE C. ROSETTO
MY COMMISSION # DD 500785
EXPIRES: February 12, 2010
Bonded Thru Budget Notary Services

G:\DOCS\51\12652\0001\A\2227249.DOC

EXHIBIT "A"

GENERAL RELEASE

BE IT KNOWN, that The Tube Media Corp., a Delaware corporation (hereafter referred to as the "First Party"), for and in consideration of execution of that certain Settlement Agreement, dated June 19, 2006, and other valuable consideration received from or on behalf of George Nauful, (hereafter referred to as the "Second Party"), the receipt of which is hereby acknowledged, does hereby remise, release, acquit, satisfy, and forever discharge the said Second Party, of and from all manner of action(s), cause(s) of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which said First Party ever had, now has, or which any assign of said First Party, hereafter can, shall or may have, against said Second Party, by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this instrument.

IN WITNESS WHEREOF, the said First Party has hereunto set its hand and seal this ________ day of ______, 2006.

The Tube Media Corp.

By:________________________________
[Name, Title]

Signed, sealed and delivered
in the presence of:

____
Witness

____
Witness

[NOTARY SIGNATURE ON FOLLOWING PAGE]

[NOTARY SIGNATURE PAGE TO GENERAL RELEASE]

State of Florida)
) ss.
County of _________)

The foregoing instrument was acknowledged by me this ______day of ____________, 2006 by:______________________________, an authorized representative of The Tube Media Corp., who is personally known by me or who has produced:__________________________ as identification and who did not take an oath.

______________________________ (SEAL)

Notary Public

State of Florida

My Commission Expires:

This instrument was prepared by:

EXHIBIT "B"

GENERAL RELEASE

BE IT KNOWN, that George Nauful (hereafter referred to as the "First Party"), for and in consideration of (i) the sum of Fifty Thousand and 00/100 ($50,000.00) Dollars, (ii) 50,000 shares of the common stock, $.0001 par value per share, of The Tube Media Corp., (iii) certain expense reimbursements, and (iv) other valuable consideration received from or on behalf of The Tube Media Corp., a Delaware corporation, (hereafter referred to as the "Second Party"), the receipt of which is hereby acknowledged, does hereby remise, release, acquit, satisfy, and forever discharge the said Second Party, of and from all manner of action(s), cause(s) of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which said First Party ever had, now has, or which any assign of said First Party, hereafter can, shall or may have, against said Second Party, by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this instrument.

IN WITNESS WHEREOF, the said First Party has hereunto set its hand and seal this ________ day of ______, 2006.

____
George Nauful

Signed, sealed and delivered
in the presence of:

____
Witness

____
Witness

[NOTARY SIGNATURE ON FOLLOWING PAGE]

[NOTARY SIGNATURE PAGE TO GENERAL RELEASE]

State of Florida)
) ss.
County of _________)

The foregoing instrument was acknowledged by me this ______day of _____________, 2006 by: George Nauful who is personally known by me or who has produced:____________________________ as identification and who did not take an oath.

_________________________________ (SEAL)

Notary Public

State of Florida

My Commission Expires:

This instrument was prepared by: